UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2017

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza Suite 4100 Chicago, Illinois		60601

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 819-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On June 27, 2017, Völker GmbH, a wholly-owned indirect subsidiary of Hill-Rom Holdings, Inc. (the “Corporation”), and an affiliate of CoBe Capital entered into an agreement to sell certain assets relating to the Corporation’s Völker brand portfolio, subject to the satisfaction of customary closing conditions (the “Völker Divestiture”). The Corporation anticipates that it will incur after tax charges of approximately $30 million relating to the Völker Divestiture mainly in the second half of fiscal 2017 including: (i) impairment charges of approximately $25 million relating mainly to non-cash write-downs of long-lived assets and working capital associated with the Völker brand portfolio; and (ii) transaction related costs of approximately $5 million.

Item 2.06.  Material Impairments.

As noted above in Item 2.05, in connection with the Völker Divestiture, the Corporation anticipates that during the second half of fiscal 2017 it will record impairment charges of approximately $25 million relating mainly to non-cash write-downs of long-lived assets and working capital associated with the Völker brand portfolio.

 Item 7.01.  Regulation FD Disclosure.

On June 27, 2017, the Corporation issued a press release announcing the Völker Divestiture. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release of Hill-Rom Holdings, Inc., dated June 27, 2017 entitled “Hill-Rom Announces Entry into Agreement to Divest Völker Business”

The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: June 27, 2017	BY:	/s/ Deborah Rasin
Deborah Rasin
Senior Vice President
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Hill-Rom Holdings, Inc., dated June 27, 2017 entitled “Hill-Rom Announces Entry into Agreement to Divest Völker Business”